UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

Sphere 3D Corp.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Don Mils Road,
Bldg. 2, Suite 900	M3C 1W3
Toronto, Ontario	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code (858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On July 14, 2020, Rainmaker Worldwide Inc., a Nevada corporation ("Rainmaker"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sphere 3D Corp., an Ontario corporation ("Sphere"), and S3D Nevada Inc., a Nevada corporation and wholly owned subsidiary of Parent ("Merger Sub"). The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into Rainmaker (the "Merger"), and as a result Rainmaker will continue as the surviving operating corporation and a wholly owned subsidiary of Sphere.

Each of the Boards of Directors of Sphere and Merger Sub, and the Board of Directors of Rainmaker have approved the Merger Agreement.

Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each (i) issued and outstanding share of common stock of Rainmaker ("Common Stock") will be canceled and extinguished and automatically converted into the right to receive 0.33 of a fully paid and nonassessable common share of Sphere, and (ii) issued and outstanding whole warrant or option will be cancelled for the right to receive 0.33 of a warrant or option, as applicable, of Sphere.

The Merger Agreement contains reciprocal operating covenants requiring operation of Sphere and Rainmaker in the ordinary course of business, as well as customary negative covenants.

Conditions to Closing

The completion of the Merger is subject to the approval of shareholders of Rainmaker and Sphere. In addition, the Merger is subject to other customary closing conditions, including, among others, (i) the declaration by the Securities and Exchange Commission ("SEC") of the effectiveness of the Registration Statement on Form S-4 to be filed with the SEC, (ii) Sphere having received all state securities authorizations necessary for the issuance of shares of Sphere's common stock, and (iii) the shares of Sphere's common stock issuable pursuant to the Merger Agreement shall have been approved for listing on the NASDAQ Capital Market.

Representations and Warranties; Covenants

Each of Sphere and Rainmaker has agreed to customary and generally reciprocal representations, warranties and covenants in the Merger Agreement. Among these covenants, both Sphere and Rainmaker have agreed (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger. Further, Rainmaker has agreed not to solicit alternative transactions or, except under limited circumstances to permit Rainmaker's Board of Directors to comply with its fiduciary duties, participate in any discussions or negotiations, or furnish to third parties any information, with respect thereto.

Termination

The Merger Agreement contains certain termination rights for both Sphere and Rainmaker, including in the event that the Merger is not consummated by December 31, 2020 (subject to extension to February 28, 2021 in certain circumstances), or if the requisite stockholder approvals are not received.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

A copy of the press release issued by Sphere on July 15, 2020, is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Agreement and Plan of Merger, dated as of July 14, 2020, by and among Sphere 3D Corp., Rainmaker Worldwide Inc. and S3D Nevada Inc.*
10.2	Press Release dated July 15, 2020

* Sphere has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. Sphere will furnish a copy of such omitted document to the SEC upon request.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Sphere and Rainmaker intend to file with the SEC a registration statement on Form S-4 or F-4, as applicable, which will contain an information statement of Rainmaker and a proxy statement/prospectus of Sphere (the "Proxy Statement/Prospectus"), and intend to mail the definitive proxy statement/prospectus to the Company's stockholders when available. SECURITY HOLDERS OF SPHERE AND RAINMAKER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY RELATED AMENDMENTS, SUPPLEMENTS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPHERE, RAINMAKER, THE PROPOSED TRANSACTION AND RELATED MATTERS. Security holders may obtain free copies of the Proxy Statement/Prospectus and other documents (when available) that Sphere and Rainmaker file with the SEC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Sphere, Rainmaker and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Rainmaker in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the definitive Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Sphere's executive officers and directors is included in Sphere's proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on December 6, 2019 and in Sphere's Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on May 14, 2020 and amended on May 15, 2020 ("Annual Report"). Changes in the director or indirect interests of Sphere's directors and executive officers are set forth in Forms 3, 4 and 5 as filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of Sphere. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Sphere's business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of Rainmaker, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Sphere and Merger Sub to obtain the necessary financing, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on Sphere's or Rainmaker's business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts Sphere's or Rainmaker's current plans and operations, (vii) risks related to diverting management's attention from Sphere's or Rainmaker's ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against Sphere, Rainmaker or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Sphere described in the "Risk Factors" section of Sphere's Annual Report and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sphere assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Sphere does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 17, 2020
SPHERE 3D CORP.

By:	/s/ Peter Tassiopoulos
Name: Peter Tassiopoulos
Title: Chief Executive Officer

EXHIBIT INDEX
Form 8-K

Exhibit Number	Description
10.1	Agreement and Plan of Merger, dated as of July 14, 2020, by and among Sphere 3D Corp., Rainmaker Worldwide Inc. and S3D Nevada Inc.*
10.2	Press Release dated July 15, 2020

* Sphere has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. Sphere will furnish a copy of such omitted document to the SEC upon request.